THE
WALL
STREET
FUND INC.



                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                         A diversified mutual fund that
                          invests in common stocks of
                           growth-oriented companies.



THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 1999

                                                                       MARKET
SHARES                                                                  VALUE
------                                                                  -----

            COMMON STOCKS - 96.48%
            AEROSPACE- 0.68%
  5,000     Lockheed Martin Corp. ................................    $ 109,375
  1,000  +  L-3 Communications ...................................       41,625
                                                                     ----------
                                                                        151,000
                                                                     ----------

            BIOTECHNOLOGY - 10.95%
  8,300  +  Biochem Pharma Inc. ..................................      180,006
 10,000  +  Chiron Corp. .........................................      423,437
  8,000  +  Corixa Corp. .........................................      135,500
  8,000  +  Genzyme Corp. ........................................      359,500
  8,000  +  Incyte Pharmaceutics Inc. ............................      473,250
 10,000  +  Liposome Inc. ........................................      121,563
  4,000  +  Martek Biosciences Corp. .............................       48,750
  3,000  +  Sepracor Inc. ........................................      298,125
  5,000  +  Transkaryotic Therapies Inc. .........................      192,656
  8,000  +  Trimeris Inc. ........................................      189,500
                                                                     ----------
                                                                      2,422,287
                                                                     ----------

            DRUGS - 0.51%
  3,500     Pfizer Inc. ..........................................      113,531
                                                                     ----------

            ENERGY - 1.74%
  5,000     Andarko Petroleum Corporation ........................      170,625
 12,000  +  Petroleum Geo- ADR ...................................      213,750
                                                                     ----------
                                                                        384,375
                                                                     ----------

            ENTERTAINMENT - 1.66%
  4,000  +  Pixar ................................................      141,375
  5,000  +  Zomax Inc. ...........................................      226,094
                                                                     ----------
                                                                        367,469
                                                                     ----------

            FINANCIAL SERVICES - 0.77%
 10,000  +  First Sierra Financial Inc. ..........................      170,625
                                                                     ----------

            FOOD SERVICES - 0.72%
  4,000     Sysco Corp. ..........................................      158,250
                                                                     ----------

            HEALTH CARE - 2.26%
 10,000  +  Caremark RX Inc. .....................................       50,625
  5,000  +  First Health Group Corp. .............................      135,312
  1,400     Johnson & Johnson ....................................      130,375
  1,500  +  Millennium Pharmaceuticals Inc. ......................      182,859
                                                                     ----------
                                                                        499,171
                                                                     ----------

            INSURANCE - 1.38%
  3,000     Aflac Inc. ...........................................      141,562
  1,500     American International Group Inc. ....................      162,187
                                                                     ----------
                                                                        303,749
                                                                     ----------

            METALS & MINING - 0.33%
  3,000     Newmont Mining .......................................       73,500
                                                                     ----------

            MACHINERY - 3.07%
 60,000  +  Flow Intl. Corp. .....................................      678,750
                                                                     ----------
            MEDICAL TECHNOLOGY - 0.96%
  3,000  +  Alza Corp. ...........................................      103,875
  2,500  +  Inamed Corp. .........................................      109,531
                                                                     ----------
                                                                        213,406

            OFFICE EQUIPMENT - 3.76%
  5,000  +  Dell Computer Corp. ..................................      254,844
  3,000  +  EMC Corp. ............................................      327,750
  3,000  +  Network Appliance Inc. ...............................      249,094
                                                                     ----------
                                                                        831,688
                                                                     ----------

            PUBLISHING/ VIDEO/ BROADCAST - 2.55%
  4,000     Comcast  Corp - Class A Special ......................      202,125
 10,000  +  Infinity Broadcast Corp. .............................      361,875
                                                                     ----------
                                                                        564,000
                                                                     ----------

            RETAIL - 8.12%
  3,000  +  Bed Bath & Beyond Inc. ...............................      103,969
  5,000     Gap Inc. .............................................      230,000
 10,500     Home Depot Inc. ......................................      719,906
  7,000     Tiffany & Co. ........................................      624,750
  4,000     Walgreen Co. .........................................      117,000
                                                                     ----------
                                                                      1,795,625
                                                                     ----------

            SEMICONDUCTORS - 15.10%
  6,000  +  Analog Devices Inc. ..................................      558,000
  4,000     Intel Corp. ..........................................      329,125
  3,000  +  Rambus Inc. ..........................................      202,219
 10,000  +  RF Micro Devices Inc. ................................      682,813
  3,000     Texas Instruments Inc. ...............................      290,625
  7,500  +  Transwitch Corp. .....................................      544,219
 14,000  +  Vitesse Semi-Conductor Corp. .........................      733,688
                                                                     ----------
                                                                      3,340,689
                                                                     ----------

            SERVICES - 15.12%
  5,000  +  America Online Inc. ..................................      377,187
  6,666  +  At Home Corp. ........................................      286,430
  5,000  +  Cendant Corp. ........................................      132,813
  7,000     Cintas Corp. .........................................      371,656
  1,500  +  CMG Information Services Inc. ........................      415,266
 10,000  +  Electronic Processing ................................      148,125
  2,000  +  Healtheon/Webmd ......................................       75,250
  1,000  +  Lernout & Hauspie Speech .............................       46,031
  3,000  +  Network Solutions ....................................      652,781
 20,000  +  Renaissance Worldwide Inc. ...........................      146,250
  7,000  +  Spacehab Inc. ........................................       37,406
  5,000  +  USWeb Corp. ..........................................      222,344
  1,000  +  Yahoo Inc. ...........................................      432,719
                                                                     ----------
                                                                      3,344,258
                                                                     ----------

            SOFTWARE - 17.75%
 21,000  +  Aremissoft Corp. .....................................      686,438
  5,000  +  Avant Corp. ..........................................       75,156
  5,000  +  Bottomline Technologies ..............................      180,313
  7,000  +  Claimsnet.com Inc. ...................................       69,781
  8,000  +  New Era of Networks Inc. .............................      382,000
 25,000  +  Object Design Inc. ...................................      363,281
  5,000  +  Parametric Technologies ..............................      135,156
  8,000  +  Peoplesoft Inc. ......................................      170,250
  8,000  +  Rational Software Corp. ..............................      393,750
  2,000     Sap Ag- ADR ..........................................      104,125
  5,000  +  Spyglass Inc. ........................................      189,219
  3,000  +  Synopsys Inc. ........................................      199,781
  4,000  +  Verisign Inc. ........................................      764,250
  5,000  +  Verity Inc. ..........................................      212,656
                                                                     ----------
                                                                      3,926,156
                                                                     ----------

                                                                          Page 1

                       See notes to financial statements.




THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999


                                                                       MARKET
SHARES                                                                  VALUE
------                                                                  -----




            TELECOMMUNICATIONS - 9.05%
  1,000  +  China Telecom ADR ....................................    $ 128,563
  4,000  +  Ciena Corp. ..........................................      230,125
  3,000  +  Cisco Systems Inc. ...................................      321,281
  3,500  +  Leap Wireless Intl. Inc. .............................      273,875
  6,000  +  MCI Worldcom Inc. ....................................      318,188
  3,500  +  Nextel Communications Inc. ...........................      360,828
  5,000  +  Open Text Corp. ......................................       89,844
  2,500  +  Proxim Inc. ..........................................      278,594
                                                                     ----------
                                                                      2,001,298
                                                                     ----------

            TOTAL COMMON STOCKS
               (Cost $9,841,605) .................................   21,339,827
                                                                     ----------

PRINCIPAL                                                             MARKET
AMOUNT                                                                VALUE
------                                                                -----

            CONVERTIBLE BONDS - 3.29%
$800,000    Executone Information Systems, 7.50%, 03/15/2011
               (Cost $348,463) ...................................      728,000

            TOTAL INVESTMENTS
               (Cost $10,190,068)              99.77%                22,067,827

            OTHER ASSETS LESS LIABILITIES       0.23%                    50,226
                                              -------               -----------
            TOTAL NET ASSETS                  100.00%               $22,118,053
                                              =======               ===========

        At December 31, 1999, the cost for federal tax purposes is $10,212,152.
Gross unrealized appreciation and depreciation of securities are as follows:

                Gross unrealized appreciation                       $11,894,679
                Gross unrealized depreciation                           (39,004)
                                                                    -----------
                Net unrealized appreciation                         $11,855,675
                                                                    ===========

 + Non-income producing security.






THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


ASSETS:
Investments in securities, at value
        (cost $10,190,068)  (Note 1) ..............                $ 22,067,827
Cash ..............................................                      70,245
Receivables:
        Interest and dividends ....................$     17,687
                                                                         17,687
Other assets ......................................                       2,185
        Total Assets ..............................                  22,157,944

LIABILITIES:
Payables:
        Investment advisory fee ...................      14,429
        Investment securities purchased ...........      15,996
        Accrued expenses ..........................       9,466
                                                   ------------

                Total Liabilities .................                      39,891
                                                                   ------------
                        Net Assets ................                $ 22,118,053
                                                                   ============

Net Assets Consist of:
        Paid in capital ...........................                $ 10,268,238
        Unrealized appreciation on
                investments .......................                  11,877,759
        Accumulated net realized loss
                on investments ....................                     (27,944)
                                                                   ------------
                        Net Assets ................                $ 22,118,053
                                                                   ============
Net asset value and
        redemption price per share
        ($22,118,053/1,779,139 shares
        outstanding) (Note 4) .....................                $      12.43
                                                                   ============
Maximum offering price per share
        (100/96 of $12.43) ........................                $      12.95
                                                                   ============

                       See notes to financial statements.


THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 1999


INVESTMENT INCOME:
Income:
        Dividends ...........................................       $    24,872
        Interest ............................................            75,748
                                                                    -----------
Total income ................................................           100,620
                                                                    -----------

Expenses:
        Investment adviser fees
                (Note 3) ....................................           125,325
        Accounting services (Note 3) ........................            48,917
        Professional fees ...................................            34,172
        Directors fees and expenses .........................            29,200
        Transfer agent fees and
                dividend paying expenses (Note 3) ...........            25,400
        Custodian fees ......................................            18,465
        Registration fees ...................................            14,050
        Reports to shareholders .............................            12,472
        Miscellaneous .......................................            12,373
                                                                    -----------
Total Expenses ..............................................           320,374
        Less:
                Reimbursed expenses (Note 3) ................           (35,232)
                                                                    -----------
                Net expenses ................................           285,142
                                                                    -----------
Net investment loss .........................................          (184,522)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gains from
        investment transactions .............................         3,928,244
Net increase in unrealized
        appreciation of investments .........................         5,284,830
                                                                    -----------
Net realized and unrealized gains
        on investments ......................................         9,213,074
                                                                    -----------
Net increase in net assets
        resulting from operations ...........................       $ 9,028,552
                                                                    ===========




THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                     FOR THE         FOR THE
                                                   YEAR ENDED      YEAR ENDED
                                                  DECEMBER 31,    DECEMBER 31,
                                                     1999            1998
                                                     ----            ----

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment loss ........................     $   (184,522)     $   (223,701)
Net realized gains from
        investment transactions ............        3,928,244           428,546
Net increase in unrealized
        appreciation of investments ........        5,284,830         4,639,727
                                                 ------------      ------------
Net increase in net assets
        resulting from operations ..........        9,028,552         4,844,572

Distributions to shareholders from:
        Net realized gains from
        investment transactions
        ($2.59 and $0.23 per share,
        respectively) ......................       (3,751,785)         (435,983)
        Net capital share transactions
        (Note 4) ...........................       (1,478,136)       (1,665,994)
                                                 ------------      ------------
Total increase in net assets ...............        3,798,631         2,742,595

NET ASSETS:
Beginning of period ........................       18,319,422        15,576,827
                                                 ------------      ------------

End of period ..............................     $ 22,118,053      $ 18,319,422
                                                 ============      ============

                                                                          Page 3

                       See notes to financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks, which, in the opinion of the investment adviser offer prospects of sustained growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) SECURITIES VALUATIONS - The fair value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. When market quotations are not readily available securities will be valued at fair value as determined in good faith by the Fund's Board of Directors.

(B) FEDERAL INCOME TAXES - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) OTHER - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(2) PURCHASES AND SALES OF SECURITIES:
Purchases and sales of investment securities, during the year ended December 31, 1999 aggregated $17,190,750 and $22,368,153, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER:
The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,000,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

For the year ended December 31, 1999, Wall Street Management Corporation (WSMC) earned investment advisory fees of $125,325 with $35,232 reimbursed to the Fund for expenses, of which $15,245 related to the reimbursement of 1998 expenses.

The adviser also serves as the Fund's principal underwriter. For the year ended December 31, 1999, WSMC received $70 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is an officer, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totaled $74,317 for the year ended December 31, 1999.

(4) CAPITAL STOCK:
At December 31, 1999 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 1999 and the year ended December 31, 1998 were as follows:


                                         1999                     1998
                               -----------------------    -----------------------
                                 SHARES       AMOUNT        SHARES       AMOUNT
                                 ------       ------        ------       ------

Shares sold .............       130,096    $ 1,390,145     322,128    $ 2,443,294
Shares issued for
        reinvestment of
        distribution from
        realized gains ..       321,220      3,610,507      46,364        393,171
Shares redeemed .........      (622,149)    (6,478,788)   (541,316)    (4,502,459)
                               --------    -----------    --------    -----------
Net (decrease) ..........      (170,833)   ($1,478,136)   (172,824)   ($1,665,994)
                               ========    ===========    ========    ===========




FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each year)


                                                                      Year Ended December 31,
                                            1999       1998      1997     1996      1995       1994       1993      1992      1991
                                            ----       ----      ----     ----      ----       ----       ----      ----      ----


Net asset value, beginning of year .......$  9.39    $  7.34   $  7.96   $  8.19   $  7.42   $  8.03   $  7.60   $  7.27   $  5.54
                                          -------    -------   -------   -------   -------   -------   -------   -------   -------
Income from investment operations
Net investment income (loss) .............  (0.10)     (0.11)    (0.08)    (0.06)    (0.03)    (0.02)    (0.02)     0.01      0.03
Net realized and unrealized gains (losses)
        on investments ...................   5.73       2.39     (0.13)     0.98      2.60     (0.38)     1.00      0.54      2.95
                                          -------    -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations .........   5.63       2.28     (0.21)     0.92      2.57     (0.40)     0.98      0.55      2.98
                                          -------    -------   -------   -------   -------   -------   -------   -------   -------

Less distributions
Dividends from net investment income .....   0.00       0.00      0.00      0.00      0.00      0.00      0.00     (0.01)    (0.03)
Distribution from realized gains
        from security transactions .......  (2.59)     (0.23)    (0.41)    (1.15)    (1.80)    (0.21)    (0.55)    (0.21)    (1.21)
Return of capital distribution ...........   0.00       0.00      0.00      0.00      0.00      0.00      0.00     (0.01)    (0.01)
                                          -------    -------   -------   -------   -------   -------   -------   -------   -------
Total distributions ......................  (2.59)     (0.23)    (0.41)    (1.15)    (1.80)    (0.21)    (0.55)    (0.22)    (1.25)
                                          -------    -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of year .............$ 12.43    $  9.39   $  7.34   $  7.96   $  8.19   $  7.42   $  8.03   $  7.60   $  7.27
                                          =======    =======   =======   =======   =======   =======   =======   =======   =======

Total return** ...........................  62.88%     31.40%    (2.37%)   11.45%    36.50%    (4.86%)   13.17      7.61%    54.36%

Ratios/supplemental data
Net assets, end of period (in 000's) ..... 22,118     18,319    15,577    15,939    14,383    11,080    11,561    11,202    11,032
Ratio of expenses to average net assets ..   1.92%      1.89%     1.82%     1.84%     2.02%     2.12%     2.04%     2.15%     2.10%
Ratio of expenses to average net assets,
        net of reimbursement .............   1.80%*     1.89%*    1.82%     1.82%     1.90%     1.96%     1.96%     1.97%     1.98%
Ratio of net investment income (loss) to
        average net assets ...............  (1.23%)    (1.33%)   (0.96%)   (0.70%)   (0.50%)   (0.47%)   (0.31%)   (0.08%)    0.30%
Ratio of net investment income (loss)
        to average net assets, net of
        reimbursement                       (1.11%)*   (1.33%)*  (0.96%)   (0.68%)   (0.38%)   (0.31%)   (0.23%)    0.09%     0.43%
Portfolio turnover rate .................. 104.18%    165.84%   121.12%   142.11%   143.27%    89.01%   107.22%   112.47%   159.52%

* These ratios would have been .09% lower with the reimbursement of 1998 expenses included therein.
**These returns do not include the effect of the Fund's sales charge.

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 1999

NEW POSITIONS
Actuate Corp., ADC Telecommunications, ADForce Inc., Advanced Fibre Communication, American International Group, Aremissoft Corp., Bed Bath & Beyond Inc., First Sierra Financial Inc., Claimsnet.com Inc., Caremark RX Inc., Bottomline Technologies, Healtheon/WebMD, Inamed Corp., L-3 Communications, Lockheed Martin Corp., Network Appliance Inc., Nextel Communication Inc-A, Open Text Corp., Proxim Inc., Sepracor Inc., Sap Ag ADR, Spyglass Inc., Sysco Corp., USWeb Corp., Verity Inc., Yahoo Inc.

ELIMINATIONS
Apple Computer Inc., Barrick Gold Corp., Actuate Corp., ADC Telecommunication, ADForce Inc., Allmerica Financial Corp., Advanced Fibre Communication, Agouron Pharmaceuticals Inc., Altera Corp., Amazon.Com Inc., Abercrombie & Fitch Co. - CL A, Arquile Inc., Ascend Communications Inc., Best Software, Burlington Resource Inc., CCC Information Services Group Inc., Check Point Software, Centocor Inc., Compaq Computer Corp., Compuware Corp., Flexinternational Software Inc., Gilead Sciences Inc., Gene Logic Inc., Halliburton Co., HBO & Co., Hewlett Packard Co., ISIS Pharmaceuticals, International UNP Holdings Ltd., J.D. Edwards & Co., Ligand Pharmaceuticals - CL B, Labor Ready Inc., Mossimo Inc., Metromedia Intl Cvts Preferred, Merck & Co., Metro One Telecommunication Inc., Network Associates Inc., Netscape Communications Corp., Office Depot Inc., Ogden Corp., OfficeMax, Inc., Orbital Sciences, Qualcomm Inc., Reader's Digest PFD, Polo Ralph Lauren Corp. - CL A, Rogue Wave Software Inc., Sterling Commerce, Siebel Systems Inc., Seagate Technology Inc., Segue Software Inc., Saks Holdings Inc., Learning Co. Inc., Unocal Corp., Wavephore Inc., Waste Management Inc., Excite Inc., Zygo Corp.

                          AVERAGE ANNUAL TOTAL RETURN
               AFTER SALES CHARGE AT THE BEGINNING OF EACH PERIOD
                      INCLUDING REINVESTMENT OF DIVIDENDS

               1 YEAR: 56.36%      5 YEAR: 25.00%      10 YEAR: 15.83%

                                   RUSSEL 2000              WALL STREET
          YEAR END                    INDEX                  FUND INC.
          --------                    ------                -----------
          1989                      10,000.00                9,600.00
          1990                       7,854.53                7,645.27
          1991                      11,285.10               11,801.51
          1992                      13,131.09               12,699.09
          1993                      15,363.87               14,371.04
          1994                      14,874.89               13,672.67
          1995                      18,773.04               18,665.84
          1996                      21,544.11               20,802.73
          1997                      25,965.11               20,310.50
          1998                      25,070.33               26,687.78
          1999                      29,989.22               43,468.42



The current maximum initial sales charge payable on an investment in the Fund is 4.00%. At public offering price of $10,000, the net investment in the Fund would be $9,600, assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
     The Fund's diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 1999. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.

     Market prices for your Fund's investments generally increase due to strong corporate earnings and the perception of future earnings. The inflow of new funds into the US market increased the prices of technology businesses as investors bought these names and to a lesser extent many excellent smaller and medium capitalization issues. The Federal Reserve's actions of raising short term interest rates modestly as well as adding liquidity in anticipation of Y2K issues changed market perceptions concerning future growth during the last quarter of 1999. Your Fund includes small, medium as well as large capitalization issues but is weighted toward the faster growing smaller entities. These faster growing companies attracted a great deal of investment funds which benefited your Fund's performance.

Dear Stockholders,

We are pleased to report a total return for your fund of 63% for 1999, including December capital gain distributions of $2.59 per share.


Let me see: your company doesn't make any money, right?
        -Jay Leno to Jeff Bezos, CEO of Amazon.com,


The Internet Age will truly usher in a new way of doing business, and only those companies that adapt to this new environment, and lead the charge into this vast unknown, will prosper and thrive in the new paradigm. That being said, we do not believe that the laws of investing are entering into some brave new world. We believe that now, as in the past, earnings and cash flow do matter, as does revenue growth. We are struck by the ability of investors to "blue sky" the future in many cases, while simultaneously becoming quite disenchanted when reality strikes. Take Amazon.com, for instance. When it started, it immediately revolutionized the Internet as a retail sales and distribution medium. AMZN's market cap quickly surpassed that of the bricks and mortar retailers. It mattered not that AMZN plowed back every dollar of sales and then some into marketing expenses as it developed new product lines. Management even incredulously suggested at a conference that we attended that the company should be valued on an EBITMA basis: that is, earnings before interest, taxes, marketing expenses and amortization. But reality began to set in during 1999; the company is no longer a virtual marketer, as it has had to make massive investments in the bricks and mortar and systems that any distribution company requires. Profits are not foreseen, and although management may claim that certain product lines are "profitable", this argument is dubious at best. The stock is down 50% from its high.

The uncertainty reflected in the market action immediately following the AOL-Time Warner merger announcement is further reflective of this clash between the new paradigm and the fundamentals of investing. Content, bandwidth, distribution, marriage of new and traditional media are among the terms bandied about to explain the synergy of the deal. AOL is buying a large company with a much slower growth rate and writing off a significant amount of goodwill paid in the acquisition. The reality is that at the closing, AOL will own Daffy Duck and Bugs Bunny; the rest of the benefits will have to be developed over time. In short, AOL must now be viewed as a real company. While we are constructive on this stock, which returned 108% last year, we do recognize the risks inherent in this position.

The year just ended was very good for some, but not all investors. For the fifth year in a row, which is a record in and of itself, the market delivered double-digit returns. The updated DJIA gained a strong 25.2%. The S&P 500 Index returned a healthy 19.5% and the Russell 2000 index of smaller company stocks likewise advanced 19.6%, as the value in mid-cap names finally began to be recognized. Although the real strength in the small and mid-cap names that developed in the fourth quarter is a pleasing development, the overall narrowness of the market's advance continues to distress us. The average stock, excluding technology, was up only 2%; technology now accounts for almost 30% of the market capitalization of the entire U.S. equity market. This suggests that stock-picking has become preeminent in investment success. In fact, 54% of S&P 500 issues were actually down for the year, as were 61% of all NYSE issues.

The fixed income markets turned in their worst performance in some time, with the long bond ending the year at 6.48%, up from 5.09% at the start of the year. Most long-term bond indexes showed declines of 10% for the year. We believe that developments in the fixed income arena will truly set the tone for the year-ahead market performance. Rates rose during the past year for several reasons. Corporate borrowings increased dramatically during the summer; we likened this increase in supply to cash hoarding by individuals. Our evidence that this was in fact short-term borrowing comes from examining the call provisions on much of the debt issued. We also believe that the Federal Reserve, while maintaining an overall accommodative stance, did have a bias towards higher rates for much of the year. While some maintain that the discount rate hikes were to "take back" the liquidity pumped into the system during 1998's international meltdown, we believe that the Fed tightened up in anticipation of major injections of liquidity at year end. This increase in the money supply, as evidenced by a 21% or $108 billion increase in currency in circulation, was geared towards easing the transition in the event of a Y2K rollover calamity. As we discovered, by some combination of judicious spending and cautionary exaggeration, we have made it through the night, as it were.

The Federal Reserve now faces a task perhaps as daunting as that of the New York City Sanitation Department in cleaning up Times Square the morning after New Year's eve. There is a lot of excess liquidity that needs to be mopped up, and fast. We are aware that the Federal Reserve System has been aggressive as it begins this clean-up process; at the current rate of operations, we estimate ten weeks to the restoration of normalized monetary growth. We anticipate modest rate hikes as well, since this is what the market expects, and we believe that there may be a high correlation between the Federal Reserve's finesse in handling this operation and the overall direction of the equity market. If confidence is maintained, the pressure on interest rates should ease gradually, and we think that the equity markets can resume their upward trend, which should be reasonably expected in an election year. We do believe, however, that if it were not for all of these financial machinations on the part of the Federal Reserve, market interest rates would be at least 1% to 1.5% lower today.

We are maintaining our investments in high quality names, across the capitalization spectrum. We believe that superior earnings growth and inherent value in our portfolio names will be the key to investment success. A high-quality growth stock portfolio, with a broad diversity of sector and capitalization weightings would appear to be the most appropriate posture to assume at this time. We are holding adequate cash to meet the volatility that may be reasonably anticipated at this time. We think that the ability to identify unassailable earnings growth in our investment opportunities will be both our greatest challenge and our greatest value that we add in the management of your assets.

January 13, 2000


                         Sincerely,

                         /S/ ROBERT P. MORSE
                         -------------------
                         Robert P. Morse
                         President

Independent Auditor's Report

To The Board of Directors and Shareholders of
The Wall Street Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, and the financial highlights for each of the years in the periods ended December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including financial highlights for the periods indicated, were audited by other independent accountants whose report dated February 19, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
February 11, 2000

Change in Independent Accountant

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the prior fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audit for the year ended December 31, 1998 and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

Effective for December 31, 1999 the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

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



DIRECTORS
Clifton H.W. Maloney
Edward J. McCann
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President
Jian H. Wang, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT AMERICAN DATA SERVICES
150 Motor Parkway
Hauppauge, New York 11788


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, New York 10036





                           THE WALL STREET FUND, INC.
                          230 Park Avenue, Suite 1635
                            New York, New York 10169
                                 (212) 856-8250
                                 1-800-443-4693
                        http://www.thewallstreetfund.com
                       e-mail: mrl@thewallstreetfund.com